EXHIBIT 99.1

NEWS RELEASE

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports Third Quarter 2011 Results

Waco, Texas   November 8, 2011……….

Highlights:

•                  FirstCity reported third quarter 2011 earnings of $2.7 million or $0.26 per diluted share.

•                  FirstCity and its partners acquired $87.7 million of portfolio assets with a face value of $144.9 million during the quarter. Subsequent to the quarter, FirstCity and its partners acquired $72.4 million of portfolio assets with a face value of $159.0 million.

•                  FirstCity and its partners, year to date, have acquired $252.9 million of portfolio assets with a face value of $484.5 million.

•                  FirstCity invested $10.4 million in non-portfolio debt and equity investments during the quarter, bringing year-to-date totals to $28.4 million.

Components of FirstCity’s quarterly results are summarized below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2011	2010	2011	2010
	(Unaudited)
Continuing Operations:
Portfolio Asset Acquisition and Resolution	$3,136	$(3,346)	$10,725	$2,795
Special Situations Platform	1,376	8,346	3,469	9,681
Corporate and other	(1,782)	(2,108)	(5,311)	(6,061)
Earnings from continuing operations	2,730	2,892	8,883	6,415
Income from discontinued operations - Special Situations Platform (1)	—	(333)	—	4,310
Net earnings attributable to FirstCity	$2,730	$2,559	$8,883	$10,725
Diluted earnings per common share	$0.26	$0.25	$0.86	$1.06

(1)          Represents the results of operations of the Company’s consolidated coal mine that dissolved in December 2010.

James T. Sartain, CEO of FirstCity, commented, “I am very pleased with our strong operating results this quarter, the level of collections from our portfolio assets, and our investment activity. Investment opportunities remain strong and continue to grow. We believe that our recent acquisitions, combined with our strong pipeline and prospects for future investments, will bolster the future earnings power of our servicing platform.”

(more)

Portfolio Asset Acquisition and Resolution Business Segment

For the third quarter of 2011 (“Q3 2011”), our Portfolio Asset Acquisition and Resolution business segment reported $3.1 million in earnings — comprised primarily of $17.3 million in revenues, $1.4 million of equity in earnings of unconsolidated subsidiaries, $13.0 million of operating costs and expenses, and $2.6 million of income tax expense and net income attributable to noncontrolling interests. Earnings for Q3 2011 were positively impacted by continued revenue streams from our core investment activities and servicing platform (due to increased collections). Additional information related to our Portfolio Asset Acquisition and Resolution business segment, including the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

The Company’s unrealized gross profit associated with its core portfolio assets totaled $136.1 million at September 30, 2011. Unrealized gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Special Situations Platform Business Segment

Our Special Situations Platform business segment provided $1.4 million in earnings for Q3 2011 — comprised primarily of $2.9 million in revenues, $1.4 million in equity in earnings of unconsolidated subsidiaries, and $2.4 million of operating costs and expenses. Additional information related to our Special Situations Platform business segment, including the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Tuesday, November 8, 2011 at 9:00 a.m. Central Time to discuss Q3 2011 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation Third Quarter 2011 Conference Call
Date:	Tuesday, November 8, 2011
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic	800-561-2693
	International	617-614-3523

	Pass code	95272833

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations and Selected Balance Sheet Data

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenues:
Finance and Servicing:
Servicing fees	$2,829	$2,252	$7,734	$5,998
Income from Portfolio Assets	11,964	8,195	33,902	34,280
Gain on sale of SBA loans held for sale, net	306	197	1,836	360
Gain on sale of investment security	—	—	—	3,250
Interest income from SBA loans	350	314	1,024	895
Interest income from loans receivable	872	1,097	2,683	3,185
Other income	1,774	1,856	5,756	4,552
	18,095	13,911	52,935	52,520
Manufacturing and Railroad Operations:
Operating revenues - manufacturing	—	—	—	10,466
Operating revenues - railroad	2,157	998	5,017	3,459
	2,157	998	5,017	13,925
Total revenues	20,252	14,909	57,952	66,445
Costs and expenses:
Finance and Servicing:
Interest and fees on notes payable to banks and other	3,195	4,211	10,156	10,587
Interest and fees on note payable to affiliate	374	393	1,140	1,185
Salaries and benefits	5,360	4,995	16,034	16,067
Provision for loan and impairment losses	1,553	4,090	2,370	8,417
Asset-level expenses	1,572	2,257	4,716	5,981
Other	4,114	2,158	8,981	8,660
	16,168	18,104	43,397	50,897
Manufacturing and Railroad Operations:
Cost of revenues and operating costs - manufacturing	—	—	—	10,788
Cost of revenues and operating costs - railroad	1,211	635	2,978	1,868
	1,211	635	2,978	12,656
Total costs and expenses	17,379	18,739	46,375	63,553
Earnings (loss) before other revenue and income taxes	2,873	(3,830)	11,577	2,892
Equity in earnings of unconsolidated subsidiaries	2,777	9,962	7,931	14,007
Gain on business combination	155	—	433	891
Earnings from continuing operations before income taxes	5,805	6,132	19,941	17,790
Income tax expense	421	473	2,047	1,192
Earnings from continuing operations, net of tax	5,384	5,659	17,894	16,598
Income (loss) from discontinued operations	—	(333)	—	4,310
Net earnings	5,384	5,326	17,894	20,908
Less: net income attributable to noncontrolling interests	2,654	2,767	9,011	10,183
Net earnings attributable to FirstCity	$2,730	$2,559	$8,883	$10,725

Basic earnings per share of common stock:
Earnings from continuing operations	$0.26	$0.28	$0.86	$0.64
Discontinued operations	$—	$(0.03)	$—	$0.43
Net earnings per common share	$0.26	$0.25	$0.86	$1.07
Weighted average common shares outstanding (in thousands)	10,290	10,160	10,279	10,054

Diluted earnings per share of common stock:
Earnings from continuing operations	$0.26	$0.28	$0.86	$0.63
Discontinued operations	$—	$(0.03)	$—	$0.43
Net earnings per common share	$0.26	$0.25	$0.86	$1.06
Weighted average common shares outstanding (in thousands)	10,326	10,280	10,297	10,162

	September 30,	December 31,
	2011	2010
	(Unaudited)
Selected Balance Sheet Data:
Cash and cash equivalents	$47,142	$46,597
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
United States	209,441	241,589
Latin America	38,409	39,476
Europe	49,698	68,642
Special Situations Platform assets - U.S.	52,318	50,765
Service fees receivable and other assets	13,829	13,335
Total assets	$410,837	$460,404

Notes payable to banks and other	$237,358	$293,034
Notes payable to affiliates	7,860	11,805
Other liabilities	31,191	30,825
Total liabilities	276,409	335,664
Total equity	134,428	124,740
Total liabilities and equity	$410,837	$460,404

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$17,287	$12,823	$50,388	$49,358
Equity in earnings of unconsolidated subsidiaries	1,401	(1,446)	4,781	(253)
Gain on business combinations	—	—	278	891
Costs and expenses	(11,840)	(11,268)	(34,372)	(34,517)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	6,848	109	21,075	15,479
Provision for loan and impairment losses, net	(1,553)	(2,236)	(2,370)	(5,394)
Net income attributable to noncontrolling interests	(2,159)	(1,219)	(7,980)	(7,290)
Operating contribution (loss), net of direct taxes	$3,136	$(3,346)	$10,725	$2,795

Special Situations Platform segment:
Revenues	$2,905	$2,081	$7,424	$16,993
Equity in earnings of unconsolidated subsidiaries	1,376	11,408	3,150	14,260
Gain on business combination	155	—	155	—
Costs and expenses	(2,565)	(1,741)	(6,229)	(15,656)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	1,871	11,748	4,500	15,597
Provision for loan and impairment losses	—	(1,854)	—	(3,023)
Net income attributable to noncontrolling interests	(495)	(1,548)	(1,031)	(2,893)
Operating contribution, net of direct taxes	$1,376	$8,346	$3,469	$9,681

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity in earnings of investments by region:
United States	$11,538	$7,543	$31,826	$31,752
Latin America	2,820	2,466	8,535	7,159
Europe	4,330	1,368	14,808	10,194
Total	$18,688	$11,377	$55,169	$49,105

Revenues and equity in earnings of investments by source:
Equity in earnings (losses) of unconsolidated subsidiaries	$1,401	$(1,446)	$4,781	$(253)
Income from Portfolio Assets	11,964	8,195	33,902	34,280
Servicing fees	2,829	2,252	7,734	5,998
Gain on sale of investment security	—	—	—	3,250
Gain on sale of SBA loans held for sale, net	306	197	1,836	360
Interest income from SBA loans	350	314	1,024	895
Interest income from loans receivable	379	435	1,170	1,371
Other	1,459	1,430	4,722	3,204
Total	$18,688	$11,377	$55,169	$49,105

Special Situations Platform segment:
Revenues and equity in earnings of investments by source:
Equity in earnings of unconsolidated subsidiaries	$1,376	$11,408	$3,150	$14,260
Interest income from loans receivable	493	662	1,513	1,814
Operating revenue - railroad	2,157	998	5,017	3,459
Operating revenue - manufacturing	—	—	—	10,466
Other	255	421	894	1,254
Total	$4,281	$13,489	$10,574	$31,253

Number of personnel at period end:
U.S. - Portfolio Asset Acquisition and Resolution segment	89	88
U.S. - Special Situations Platform segment	38	32
Latin America	118	114
Corporate	30	30
Total personnel	275	264

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Analysis of Equity Investments
FirstCity’s average investment:
U.S. - Portfolio Asset Acquisition and Resolution segment	$54,789	$32,495	$44,183	$21,366
U.S. - Special Situations Platform segment	12,944	8,536	13,325	5,023
Latin America	14,148	16,671	14,427	17,064
Europe	—	5,099	(25)	6,539
Europe - servicing subsidiaries	35,581	30,184	35,295	26,942
Latin America - servicing subsidiaries	3,216	1,750	3,107	2,048
Total	$120,678	$94,735	$110,312	$78,982

FirstCity’s share of equity earnings (losses):
U.S. - Portfolio Asset Acquisition and Resolution segment	$700	$(98)	$1,520	$(61)
U.S. - Special Situations Platform segment	1,376	11,408	3,150	14,260
Latin America	(880)	(550)	(1,152)	(505)
Europe	—	(1,158)	29	(2,123)
Europe - servicing subsidiaries	1,452	473	3,825	3,274
Latin America - servicing subsidiaries	129	(113)	559	(838)
Total	$2,777	$9,962	$7,931	$14,007

Selected Other Data:
Average investment in consolidated portfolio assets
and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$157,282	$215,556	$176,873	$215,376
U.S. - Special Situations Platform segment	23,216	28,598	23,172	28,288
Latin America	17,199	17,745	17,541	18,208
Europe	7,768	12,882	11,709	15,938
Total	$205,465	$274,781	$229,295	$277,810

Income from consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$8,367	$6,008	$23,827	$25,500
U.S. - Special Situations Platform segment	493	662	1,513	1,814
Latin America	1,997	1,449	4,285	3,085
Europe	2,635	1,684	9,820	8,321
Total	$13,492	$9,803	$39,445	$38,720

Servicing fee revenues:
Portfolio assets - U.S. partnerships:
Servicing fee revenue	$1,240	$691	$3,092	$986
Average servicing fee	3.1%	3.2%	3.2%	3.4%
Portfolio assets - Latin American partnerships:
Servicing fee revenue	$1,335	$1,439	$4,109	$4,684
Average servicing fee %	22.0%	32.3%	24.3%	26.5%
Total service fees - Portfolio Assets:
Servicing fee revenue	$2,575	$2,130	$7,201	$5,670
Average servicing fee %	5.6%	8.3%	6.3%	12.1%
Service fees - SBA loans	$254	$122	$533	$328
Total Service Fees	$2,829	$2,252	$7,734	$5,998

Collections:
U.S. unconsolidated partnerships	$39,657	$21,347	$97,413	$29,221
Latin American unconsolidated partnerships	7,400	6,080	20,740	22,182
European unconsolidated partnerships	—	2,180	—	12,109
Total unconsolidated partnership collections	47,057	29,607	118,153	63,512
U.S. consolidated partnerships	28,721	18,958	77,246	78,026
Latin American consolidated partnerships	1,906	1,416	3,852	2,608
European consolidated partnerships	3,676	2,706	27,727	13,412
Total consolidated partnership collections	34,303	23,080	108,825	94,046
Total collections	$81,360	$52,687	$226,978	$157,558

Servicing portfolio (face value) at period end:
United States	$1,230,555	$1,123,882
Latin America	1,448,967	1,544,181
Europe	1,212,280	1,075,782
Total	$3,891,802	$3,743,845

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

							FirstCity
	Portfolio Purchases				FirstCity	FirstCity	Investment
	United		Latin		Investment	Investment	in Special
	States	Europe	America	Total	in Portfolios	in Other	Situations	Total
2011
3rd Quarter	$87,112	$594	$—	$87,706	$18,728	$7,814	$2,601	$29,143
2nd Quarter	81,653	—	—	81,653	22,159	7,396	—	29,555
1st Quarter	11,091	—	—	11,091	4,810	9,931	700	15,441
Total Year 2011	$179,856	$594	$—	$180,450	$45,697	$25,141	$3,301	$74,139
2010
4th Quarter	$51,059	$—	$—	$51,059	$14,473	$14,314	$175	$28,962
3rd Quarter	15,025	—	—	15,025	10,513	4,956	148	15,617
2nd Quarter	141,566	—	—	141,566	28,122	14,482	8,107	50,711
1st Quarter	18,114	—	—	18,114	14,605	9,005	4,790	28,400
Total Year 2010	$225,764	$—	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$—	$200,590	$147,654	$33,873	$12,415	$193,942
Total Year 2008	$64,394	$1,823	$23,097	$89,314	$72,307	$33,007	$19,906	$125,220

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
United States	$87,112	$15,025	$179,856	$174,705
Latin America	—	—	—	—
Europe	594	—	594	—
Total	$87,706	$15,025	$180,450	$174,705

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
First nine months of 2011	$180,450	$45,697
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307
2007	214,333	126,714

	September 30,	December 31,
	2011	2010
Portfolio acquisition and resolution assets by region:
United States	$209,441	$241,589
Latin America	38,409	39,476
Europe	49,698	68,642
Total	$297,548	$349,707

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
First nine months of 2011	$3,301	$1,200	$2,101	$3,301
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906
2007	22,314	5,630	5,900	11,530

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands, except exchange rate data)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	September 30, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$30,134	$4,796	$27,893	$36,390	$1,349	$—	$28,998	$129,560

France	—	1,282	818	—	—	2,077	—	4,177

Germany	—	—	2,415	818	—	—	217	3,450

Mexico	—	—	—	9,219	—	—	—	9,219

Total	$30,134	$6,078	$31,126	$46,427	$1,349	$2,077	$29,215	$146,406

	December 31, 2010
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$3,420	$1,640	$94,144	$41,959	$1,574	$—	$33,709	$176,446

France	—	1,125	2,499	—	—	2,037	—	5,661

Germany	—	—	2,022	12,659	—	—	9,376	24,057

Mexico	—	—	—	9,897	—	—	—	9,897

Total	$3,420	$2,765	$98,665	$64,515	$1,574	$2,037	$43,085	$216,061

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net earnings attributable to FirstCity	$2,730	$2,559	$8,883	$10,725
Foreign currency gains (losses), net:
Euro	$(310)	503	689	(446)
Mexican Peso	(513)	103	15	100
Argentine Peso	(11)	(4)	(21)	(16)
Chilean Peso	—	59	57	(8)

Exchange rate at valuation date:
Euro	0.74	0.73
Mexican Peso	13.42	12.50
Argentine Peso	4.22	3.97
Chilean Peso	514.40	489.46

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets (Unaudited)

September 30, 2011

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2009	12/31/2010	9/30/2011
Domestic	$190,541	196,159	169,638
Europe	32,665	31,826	12,149
Latin America	27,473	23,329	20,754
Total	$250,679	251,314	202,541

	Estimated Remaining Collections (2)
	12/31/2009	12/31/2010	9/30/2011
Domestic	$276,018	290,626	250,093
Europe	50,328	43,634	26,929
Latin America	70,398	66,564	61,656
Total	$396,744	400,825	338,678

	Estimated Unrealized Gross Profit (3)
	12/31/2009	12/31/2010	9/30/2011
Domestic	$85,476	94,469	80,455
Europe	17,663	11,807	14,781
Latin America	42,925	43,235	40,903
Total	$146,064	149,511	136,138

	Estimated Unrealized Gross Profit %
	12/31/2009	12/31/2010	9/30/2011
Domestic	30.97%	32.50%	32.17%
Europe	35.10%	27.06%	54.89%
Latin America	60.97%	64.95%	66.34%
Total	36.82%	37.30%	40.20%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2009	12/31/2010	9/30/2011
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the balance sheet of the respective Form 10-K or 10-Q)	$224,384	216,061	146,406
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non-controlling interests” as reported on the balance sheet of the respective Form 10-K or 10-Q)	(37,277)	(23,482)	(18,490)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Equity Investments” footnote, and “Investment securities” as reported on the balance sheet of the respective Form 10-K or 10-Q)	63,572	58,735	74,625
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$250,679	251,314	202,541